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                                                                       EXHIBIT 1

                         FORM OF UNDERWRITING AGREEMENT

                                 CARTER'S, INC.

                     Common Stock, par value $0.01 per share

                               -----------------

                             UNDERWRITING AGREEMENT

                                                                _________, 2003
Goldman, Sachs & Co.,
Banc of America Securities LLC,
Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated,
    As representatives of the several Underwriters
      named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

         Carter's, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of ______ shares and, at the election of the Underwriters, up to ______ additional shares of Common Stock, par value $0.01 per share ("Stock") of the Company and the stockholders of the Company named in Schedule II hereto (the "Selling Stockholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of _______ shares and, at the election of the Underwriters, up to ________ additional shares of Stock. The aggregate of ________ shares to be sold by the Company and the Selling Stockholders is herein called the "Firm Shares" and the aggregate of _______ additional shares to be sold by the Company and the Selling Stockholders is herein called the "Optional Shares". The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".

         1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

               (i) A registration statement on Form S-1 (File No. 333-98679) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission by the Company; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration

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          Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

               (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

               (iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

               (iv) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;


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               (v) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

               (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly organized or incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of organization or incorporation;

               (vii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims except as described in the Prospectus;

               (viii) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

               (ix) The issue and sale of the Shares to be sold by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) the Certificate of Incorporation or By-laws of the Company or (C) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of (A) and (C) above, for such conflicts, breaches, violations and defaults as would not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole ("Material Adverse Effect"); and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the


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          transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

               (x) Neither the Company nor any of its subsidiaries is (A) in violation of its Certificate of Incorporation, Articles of Organization or By-laws or (B) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of (B) above, for such defaults as would not have a Material Adverse Effect;

               (xi) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, and under the captions "Description of Our Indebtedness," "Shares Eligible for Future Sale" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

               (xii) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (xiii) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

               (xiv) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

               (xv) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         (b) Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

               (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power of Attorney and the Custody Agreement hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power-of-Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;

               (ii) The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and

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          therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

               (iii) Such Selling Stockholder has, and immediately prior to each Time of Delivery (as defined in Section 4 hereof) such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

               (iv) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action in violation of (A) the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (B) any rules thereunder, including without limitation Regulation M under the Exchange Act, which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

               (v) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, (A) did or will, as the case may be, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and (B) did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

               (vi) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

               (vii) Certificates in negotiable form representing all of the Shares to be sold by such Selling Stockholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the "Custody Agreement"), duly executed and delivered by such Selling Stockholder to _______, as custodian (the "Custodian"), and such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing the persons indicated in Schedule II

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          hereto, and each of them, as such Selling Stockholder's
          attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement; and

               (viii) The Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and of the Custody Agreements; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

         2. Subject to the terms and conditions herein set forth, (a) the Company and each of the Selling Stockholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Stockholders, at a purchase price per share of $_____, the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Shares to be sold by the Company and each of the Selling Stockholders as set forth opposite their respective names in
Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and all of the Selling Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company and each of the Selling Stockholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Stockholders, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

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         The Company and the Selling Stockholders, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to ______ Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the maximum number of Optional Shares to be sold by the Company and each Selling Stockholder as set forth in Schedule II hereto. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company and the Attorneys-in-Fact, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company and the Attorneys-in-Fact otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Company and the Selling Stockholders to Goldman, Sachs & Co. , through the facilities of the Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company and the Custodian, as their interests may appear, to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York time, on ________, 2003 or such other time and date as Goldman, Sachs & Co., the Company and the Selling Stockholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co., the Company and the Selling Stockholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(l) hereof will be delivered at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each

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Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5.     The Company agrees with each of the Underwriters:

               (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

               (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and

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         electronic copies as you may request of an amended or supplemented
         Prospectus complying with Section 10(a)(3) of the Act;

               (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

               (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than (i) pursuant to the Company's 2003 Equity Incentive Plan or upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement, or (ii) a one-time sale of Stock to each person appointed as a new director of the Company after the date of this Agreement for an aggregate purchase price not to exceed $500,000, PROVIDED, HOWEVER, that, in the case of (ii), (A) the per share price paid by such new director shall be no less than the average per share closing price of the Stock as reported on the New York Stock Exchange (the "Exchange") composite transactions reporting systems on the ten New York Business Days immediately preceding the purchase date, and (B) prior to such sale of Stock the transferee executes and delivers to the Representatives an agreement substantially in the form of Annex 7(j) hereto), without your prior written consent;

               (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

               (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); PROVIDED that no such additional information shall be required to be disclosed except to the extent the disclosure of such additional information will not result in a violation of Regulation FD under the Act (without requiring new disclosure to third parties in order to avoid violation of Regulation FD); and PROVIDED, FURTHER, that the Company may satisfy the requirements of this subsection by making any such reports, communications or information generally available on its web site;

               (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

               (i) To use its best efforts to list, subject to notice of issuance, the Shares on the Exchange;

               (j) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

               (k) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

               (l) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the "License"); PROVIDED, HOWEVER, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

         6. The Company covenants and agrees with the Selling Stockholders and with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares;
(iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey;
(iv) all fees and expenses in connection with listing the Shares on the Exchange; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar, (viii) the fees and expenses of the Attorneys-in-Fact and the Custodian, and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. Each Selling Stockholder severally and not jointly covenants and agrees with the other Selling Stockholders and with the Company and with the several Underwriters that it will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Stockholder and (ii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. In connection with the preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and the Selling Stockholder agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Stockholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

               (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

               (b) Sullivan & Cromwell LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

               (c) Ropes & Gray LLP, counsel for the Company and for Berkshire Fund V, Limited Partnership, Berkshire Fund V Coinvestment Fund, Limited Partnership, Berkshire Investors LLC and RGIP, LLC, shall have furnished to you their written opinion in the form attached as Annex 7(c) hereto, dated such Time of Delivery;

               (d) _____________, counsel for Squam Lake Investors V, L.P., Sunapee Securities, Inc., Waban Investors I, LP and Bain & Company, Inc. (the "Bain Selling Stockholders"), shall have furnished to you their written opinion with respect to each of the Bain Selling Stockholders (a draft of each such opinion is attached as Annex 7(d) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                      (i) A Power-of-Attorney and a Custody Agreement have been
               duly executed and delivered by such Bain Selling Stockholder and constitute valid and binding agreements of such Bain Selling Stockholder in accordance with their terms;

                      (ii) This Agreement has been duly executed and delivered
               by or on behalf of such Bain Selling Stockholder; and the sale of the Shares to be sold by such Bain Selling Stockholder hereunder and the compliance by such Bain Selling Stockholder with all of the provisions of this Agreement, the Power-of-Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Bain Selling Stockholder is a party or by which such Bain
               Selling Stockholder is bound or to which any of the property or assets of such Bain Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Bain Selling Stockholder if such Bain Selling
               Stockholder is a corporation, the Partnership Agreement of such Bain Selling Stockholder if such Bain Selling Stockholder is a partnership or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Bain Selling Stockholder or the property of such Bain Selling Stockholder;

                      (iii) No consent, approval, authorization or order of any
               court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Bain Selling Stockholder hereunder, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters;

                      (iv) Immediately prior to such Time of Delivery, such Bain
               Selling Stockholder had good and valid title to the Shares to be sold at such Time of Delivery by such Bain Selling Stockholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Bain Selling Stockholder hereunder; and

                      (v) Good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code.

                      In rendering the opinion in paragraph (iv), such counsel may rely upon a certificate of such Bain Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on, the Shares sold by such Bain Selling Stockholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

               (e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex 7(e) hereto;

               (f)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

               (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

               (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Exchange;
         (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

               (i) The Shares at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

               (j) The Company has obtained and delivered to the Underwriters executed copies of an agreement from each director, executive officer, optionholder and stockholder of the Company, including each Selling Stockholder, substantially in the form of Annex 7(j) hereto, and otherwise in form and substance satisfactory to you;

               (k) The Company shall have complied with the provisions of
         Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

               (l) The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections
         (a) and (f) of this Section.

         8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

         (b) Each of the Selling Stockholders will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the liability of such Selling Stockholder (i) pursuant to this subsection (b) and (ii) arising from such Selling Stockholder's breach of its representations and warranties set forth in Section 1(b)(v)(B) hereof and (iii) pursuant to subsection 8(e), shall not exceed the product of the number of Shares sold by such Selling Stockholder including any Optional Shares and the initial public offering price of the Shares as set forth in the Prospectus.

         (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities, joint or several, to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

         (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (e) If the indemnification provided for in this Section 8 is unavailable or insufficient under applicable law to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein for which indemnification would otherwise have been available, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements, omissions or failure to give notice which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the product of the number of Shares sold by the Selling Stockholder including any Optional Shares and the initial public offering price of the Shares as set forth in the Prospectus exceeds the amount of any damages that such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The Selling Stockholders' obligations in this subsection (e) to contribute are several in proportion to the number of Shares (including any Optional Shares) sold by each Selling Stockholders and not joint.

         (f) The obligations of the Company and the Selling Stockholders under this Section 8 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Stockholders shall have the right to postpone a Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company and the Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company and the Selling Stockholders as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         17. The Company and the Selling Stockholders are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

         If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

         Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power-of-Attorney which authorizes such Attorney-in-Fact to take such action.


                                 Very truly yours,

                                 Carter's, Inc.

                                 By: .........................................
                                     Name:
                                     Title:

                                 Berkshire Fund V, Limited Partnership,
                                 Berkshire Fund V Coinvestment Fund, Limited
                                      Partnership,
                                 Berkshire Investors LLC,
                                 Squam Lake Investors V, L.P.,
                                 Sunapee Securities, Inc.,
                                 Waban Investors I, LP,
                                 RGIP, LLC and
                                 Bain & Company, Inc.

                                 By: .........................................
                                     Name:
                                     Title:
                                     As Attorney-in-Fact acting on behalf of
                                        each of the Selling Stockholders
                                        named in Schedule II to this Agreement.

Accepted as of the date hereof:

Goldman, Sachs & Co.,
Banc of America Securities LLC,
Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated,

By: ................................
     (Goldman, Sachs & Co.)


  On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                                                NUMBER OF OPTIONAL
                                                                                                   SHARES TO BE
                                                                           TOTAL NUMBER OF         PURCHASED IF
                                                                             FIRM SHARES          MAXIMUM OPTION
                              UNDERWRITER                                  TO BE PURCHASED           EXERCISED
                              ------------                                 ----------------     ------------------
Goldman, Sachs & Co.................................................
Banc of America Securities LLC......................................
Credit Suisse First Boston LLC......................................
Morgan Stanley & Co. Incorporated...................................







                                                                           ----------------       ----------------
         Total......................................................
                                                                           ================       ================

                                                       SCHEDULE II

                                                                                                NUMBER OF OPTIONAL
                                                                                                   SHARES TO BE
                                                                           TOTAL NUMBER OF            SOLD IF
                                                                             FIRM SHARES          MAXIMUM OPTION
                                                                              TO BE SOLD             EXERCISED
                                                                            ----------------     ------------------

The Company........................................................

   The Selling Stockholders:........................................
      Berkshire Fund V, Limited Partnership(a)......................
      Berkshire Fund V Coinvestment Fund, Limited Partnership(a)....
      Berkshire Investors LLC(a)....................................
      Squam Lake Investors V, L.P.(b)...............................
      Sunapee Securities, Inc.(b)...................................
      Waban Investors I, LP(b)......................................
      RGIP, LLC(a)..................................................
      Bain & Company, Inc.(b).......................................




                                                                           ----------------       ----------------
         Total......................................................
                                                                           ================       ================

---------------

(a) This Selling Stockholder is represented by Ropes & Gray LLP and has appointed ________ and ________, and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

(b) This Selling Stockholder is represented by __________ and has appointed ________ and ________, and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

                                                                      ANNEX 7(c)


                      FORM OF OPINION OF ROPES & GRAY LLP,
                             COUNSEL FOR THE COMPANY

                                                                      ANNEX 7(d)



      FORM OF OPINION OF COUNSEL FOR SQUAM LAKE INVESTORS V, L.P., SUNAPEE
        SECURITIES, INC., WABAN INVESTORS I, LP AND BAIN & COMPANY, INC.

                                                                      ANNEX 7(e)


         Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

               (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

               (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

               (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

               (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

               (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                      (A) (i) the unaudited consolidated statements of income,
               consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                      (B) any other unaudited income statement data and balance
               sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                      (C) the unaudited financial statements which were not
               included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause
               (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                      (D) any unaudited pro forma consolidated condensed
               financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                      (E) as of a specified date not more than five days prior
               to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                      (F) for the period from the date of the latest financial
               statements included in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                      ANNEX 7(j)

                            FORM OF LOCK-UP AGREEMENT

                                                                __________, 2003

Goldman, Sachs & Co.,
Banc of America Securities LLC,
Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated,
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY  10004

         Re:  CARTER'S, INC. - LOCK-UP AGREEMENT

Ladies and Gentlemen:

         The undersigned understands that you, as representatives (the "Representatives"), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the "Underwriters"), with Carter's, Inc., a Delaware corporation (the "Company"), and the Selling Stockholders named therein providing for a public offering of the Common Stock, par value $0.01 per share, of the Company (the "Shares") pursuant to a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission (the "SEC").

         In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of the final Prospectus covering the public offering of the Shares and continuing to and including the date 180 days after the date of such final Prospectus, the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the "Undersigned's Shares").

         The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

         Notwithstanding the foregoing, the undersigned may transfer the Undersigned's Shares (i) as a BONA FIDE gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or
(iii) with the prior written consent of Goldman, Sachs & Co. on behalf of the Underwriters. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; PROVIDED, HOWEVER, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i), (ii), or (iii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

         The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

                                   Very truly yours,


                                   ----------------------------------------
                                   Exact Name


                                   ----------------------------------------
                                   Authorized Signature


                                   ----------------------------------------
                                    Title

                                                                    ANNEX 7(C)






                                     October __, 2003



Goldman, Sachs & Co.,
Banc of America Securities LLC,
Credit Suisse First Boston LLC, and
Morgan Stanley & Co. Incorporated
       As Representatives of the several Underwriters named in the Underwriting Agreement

       Re:  Shares of Common Stock, $0.01 par value, of Carter's, Inc.

Ladies and Gentlemen:

         We have acted as counsel for Carter's, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale by the Company of ________ shares (the "Company Shares") of its Common Stock, $0.01 par value per share (the "Common Stock") and the sale by Selling Stockholders of ______ shares of Common Stock (the "Secondary Shares" and, together with the Company Shares, the "Shares"). We have also acted as counsel for the Selling Stockholders listed on Annex I in connection with the sale of their Secondary Shares. This opinion is furnished to you as Representatives of the several Underwriters pursuant to Sections 7(c) and 7(d) of the underwriting agreement dated October ___, 2003 (the "Underwriting Agreement"), among the Company, the Selling Stockholders and you as Representatives of the several underwriters listed on Schedule I thereto relating to the issuance and sale of the Shares. Terms defined in the Underwriting Agreement and not otherwise defined herein are used herein with the meanings so defined.

         We have attended the Closing of the sale of the Shares held today. We have examined signed copies of the registration statement of the Company on Form S-1 (No. 333-98679), together with all amendments and all exhibits thereto (the "Registration Statement"), all as filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); a copy of the prospectus dated October __, 2003 relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act (the "Prospectus"); a

Power of Attorney and Custody Agreement executed and delivered by each of the Selling Stockholders listed on Annex I; an executed copy of the Underwriting Agreement; and such other documents as we have deemed appropriate in order to enable us to render the opinions expressed herein. Additionally, we have relied upon oral advice from the staff of the Commission to the effect that the Registration Statement became effective on October __, 2003.

         We express no opinion as to the laws of any jurisdiction other than those of The Commonwealth of Massachusetts, the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware, the Limited Partnership Act of the State of Delaware and the federal laws of the United States of America. With respect to the opinion set forth in paragraph 11 below, we have assumed that the matters discussed therein are governed by the internal laws of The Commonwealth of Massachusetts. Our opinion in paragraph 6 as to the foreign qualification of The William Carter Company is based solely on a certificate of good standing issued by the Secretary of State of each jurisdiction listed on Annex II, and our opinion with respect to such matters is rendered as of the dates of such certificates and is limited accordingly.

         Insofar as this opinion relates to factual matters, information with respect to which is in the possession of the Company or the Selling Stockholders listed on Annex I, we have made inquiries to the extent we believe reasonable about such matters and have relied upon representations made by the Company and by such Selling Stockholders in the Underwriting Agreement and representations made to us by one or more officers of the Company and by such Selling Stockholders. Although we have not independently verified the accuracy of such representations, we do not know of the existence or absence of any fact contradicting such representations. With respect to our opinion set forth in paragraph 4 below, we have not searched the dockets of any court, administrative body, agency or other filing office in any jurisdiction.

         Based upon and subject to the foregoing, we are of the opinion that:

         1. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the state of Delaware, with corporate power to own its properties and conduct its business as described in the Prospectus.

         2. The authorized capital stock of the Company is as set forth in the Prospectus. All of the issued and outstanding shares of Common Stock, including the Shares, have been duly authorized and validly issued and are fully paid and nonassessable.

         3. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

         4. The issuance and sale by the Company of the Shares will not (i) violate the Certificate of Incorporation or By-Laws of the Company, (ii) breach or result in a default under any agreement or instrument listed as an Exhibit to the Registration Statement or (iii) violate the General Corporation Law of the State of Delaware, any applicable Massachusetts or United States federal law or regulation, or any order, writ, injunction or decree specifically naming the

Company, except that we express no opinion as to state securities or blue sky laws or as to compliance with the antifraud provisions of federal and state securities laws.

         5. No authorizations or consents of any United States federal or Massachusetts governmental entity are required to permit the Company to issue and sell the Shares except such as may be required under state securities or blue sky laws, as to which we express no opinion, and except for such as have been obtained under the Act.

         6. The William Carter Company is a validly existing corporation in good standing with the Secretary of State under the laws of The Commonwealth of Massachusetts and is qualified as a foreign corporation in each jurisdiction listed on Annex II; and all of the issued shares of capital stock of The William Carter Company have been duly authorized and validly issued, are fully paid and nonassessable, and (except as otherwise set forth in the Prospectus) are owned of record by the Company.

         7. To our knowledge, except as described in the Prospectus, no holder of any security of the Company has the right to require registration of shares of Common Stock of the Company in connection with the registration of the Shares.

         8. The Company is not subject to regulation as an "investment company" under the Investment Company Act of 1940, as amended.

         9. The Underwriting Agreement has been duly authorized, executed and delivered by each of the Selling Stockholders listed on Annex I through their duly authorized attorney-in-fact.

         10. A Power of Attorney and a Custody Agreement have been duly authorized, executed and delivered by each of the Selling Stockholders listed on Annex I, and, pursuant to such Power of Attorney and Custody Agreement, each such Selling Stockholder has authorized its attorney-in-fact to carry out transactions contemplated in the Underwriting Agreement on its behalf, and to deliver the Shares being sold by it pursuant to the Underwriting Agreement.

         11. Upon payment by the Underwriters of the purchase price in accordance with the Underwriting Agreement and delivery of security certificates for the Secondary Shares being sold by the Selling Stockholders listed on Annex I endorsed to the Underwriters and assuming that the Underwriters have no notice of an adverse claim within the meaning of Section 8-105 of the Uniform Commercial Code as in effect in The Commonwealth of Massachusetts (the "UCC"), the Underwriters will acquire such Secondary Shares free of any adverse claim (as defined in Section 8-102 of the UCC).

         The Registration Statement became effective on October __, 2003. We do not know of the issuance of any stop order suspending the effectiveness of the Registration Statement by the Commission or of any proceeding for that purpose under the Act.

         In the course of the preparation by the Company of the Registration Statement and the Prospectus, we have participated in discussions with your representatives and those of the Company and its independent accountants, in which the business and affairs of the Company and the contents of the Registration Statement and the Prospectus were discussed. On the basis of information that we have gained in the course of our representation of the Company in connection with its preparation of the Registration Statement and the Prospectus and our participation in the discussions referred to above, we believe that the Registration Statement, as of its effective date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder, and we do not know of any legal or governmental proceeding to which the Company or any of its subsidiaries is a party or to which any of their property is subject required to be described in the Prospectus which is not so described, nor of any contract or other document of a character required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement which is not so described or filed. Further, based on such information and participation, nothing that has come to our attention has caused us to believe that as of its effective date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as of its date or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. We express no opinion, however, as to the financial statements, including the notes and schedules thereto, or any other financial or accounting information set forth or referred to in the Registration Statement or the Prospectus.

         The limitations inherent in the independent verification of factual matters and the nature of the determinations involved in our review are such that we do not assume any responsibility for the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement or Prospectus except for those made under the captions "Description of Capital Stock", "Description of Indebtedness," "Shares Eligible for Future Sale" and "Underwriting", which accurately summarize in all material respects the provisions of the United States federal laws and the General Corporation Law of the State of Delaware, the Shares and documents referred to therein.

         This opinion is furnished by us to you as Representatives of the several Underwriters and, except as otherwise expressly consented to by us in writing, is solely for the benefit of the several Underwriters.

                                         Very truly yours,



                                         Ropes & Gray LLP


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


                                                                       ANNEX I



 SELLING STOCKHOLDERS FOR WHOM ROPES & GRAY LLP IS PROVIDING THIS LEGAL OPINION


                      Berkshire Fund V, Limited Partnership
             Berkshire Fund V Coinvestment Fund, Limited Partnership
                             Berkshire Investors LLC
                                    RGIP, LLC

                                                                      ANNEX II

                          FOREIGN QUALIFICATION STATES


                                     Georgia
                                   Connecticut
                                  Pennsylvania
                                    New York
                                   California
                                   New Jersey


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